UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2023, ZoomInfo Technologies Inc. (the “Company”) announced that Joseph Christopher Hays, the Company’s President and Chief Operating Officer, will transition into the role of Executive Vice President, International Expansion, reporting to the Chief Executive Officer, effective October 1, 2023. Mr. Hays will no longer serve as an executive officer of the Company upon his transition into the new role. Mr. Hays’ existing compensation arrangements and agreements with the Company will remain in effect in accordance with their terms.

Item 7.01.     Regulation FD Disclosure.
The Company also announced that, effective October 1, 2023, Chief Revenue Officer, David Justice, will transition into a new role as Chief Growth Officer, focused on expanding the Company’s enterprise sales motion, partnerships, and systems integrations. Concurrently, James Roth, the Company’s Senior Vice President of Renewals, Growth, and Enterprise Sales, will be promoted to Chief Revenue Officer. In connection with these changes, Mr. Justice and Mr. Roth will report directly to the Company’s Chief Executive Officer.
The Company is also reiterating its guidance for the third quarter of 2023 and full year 2023 as follows:

	Q3 2023	FY 2023
GAAP Revenue	$309 - $312 million	$1.225 - $1.235 billion
Non-GAAP Adjusted Operating Income	$124 - $126 million	$493 - $498 million
Non-GAAP Adjusted Net Income per share	$0.24 - $0.25	$0.99 - $1.00
Non-GAAP Unlevered Free Cash Flow	Not Guided	$445 - $455 million
The information contained in Item 7.01 of this current report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation our positioning and guidance for the third fiscal quarter and fiscal year 2023. Actual results may differ materially from those expressed or implied by these statements. Forward-looking statements are based on the beliefs and assumptions based on information available to the Company’s management at the time the statements are made. Assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results could differ materially from those expressed or implied by these forward-looking statements.

Factors that could cause actual results to differ from those expressed or implied by forward-looking statements include, among other things: future economic, competitive, and regulatory conditions, potential future uses of cash, and future decisions made by the Company and its competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond the Company’s control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. Each forward-looking statement contained in this current report speaks only as of the current date, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements presented in accordance with GAAP, this press release contains non-GAAP financial measures, including Adjusted Operating Income, Adjusted Net Income Per Share, and Unlevered Free Cash Flow. We believe these non-GAAP measures are useful to investors in evaluating our operating performance because they eliminate certain items that affect period-over-period comparability and provide consistency with past financial performance and additional information about our underlying results and trends by excluding certain items that may not be indicative of our business, results of operations, or outlook.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, but rather as supplemental information to our business results. This information should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. In addition, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this Form 8-K to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of stock-based compensation expense, taxes and amounts under the exchange tax receivable agreement (“TRA”), deferred tax assets and deferred tax liabilities, and restructuring and transaction expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable, impact on our future GAAP financial results.
We define Adjusted Operating Income as income from operations plus (i) impact of fair value adjustments to acquired unearned revenue, (ii) amortization of acquired technology and other acquired intangibles, (iii) equity-based compensation expense, (iv) restructuring and transaction-related expenses, and (v) integration costs and acquisition-related compensation.
We define Adjusted Net Income as Adjusted Operating Income less (i) interest expense, net (ii) other (income) expense, net, excluding TRA liability remeasurement expense (benefit) and (iii) income tax expense (benefit) including incremental tax effects of adjustments to arrive at Adjusted Operating Income and current tax benefits related to the TRA. We define Adjusted Net Income Per Share as Adjusted Net Income divided by diluted weighted average shares outstanding.

We define Unlevered Free Cash Flow as net cash provided from operating activities less (i) purchases of property and equipment and other assets, plus (ii) cash interest expense, (iii) cash payments related to restructuring and transaction-related expenses, and (iv) cash payments related to integration costs and acquisition-related compensation. Unlevered Free Cash Flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: September 29, 2023
	By:	/s/ P. Cameron Hyzer

	Name:	P. Cameron Hyzer

	Title:	Chief Financial Officer